[LOGO OMITTED]
                                 The Nevis Fund




                          ANNUAL REPORT TO SHAREHOLDERS

                                  MAY 31, 2002

LETTER TO SHAREHOLDERS                                      THE NEVIS FUND, INC.
June 27, 2002


DEAR FELLOW SHAREHOLDER:


The Nevis Fund net asset value closed at $10.20 on May 31, 2002, down 45.2% from where it closed one year before. This compares with the NASDAQ Composite Index, which dropped 23.4%, the Russell 2000 Index which dropped 0.5% and the S&P 500 Index, which fell 13.8%.

If the market indices remain unchanged through the end of this calendar year, they will have recorded an unprecedented three down years in a row. The S&P 500 is currently off approximately 37% from its all-time high reached in March of 2000. And while it seems like a lot, it pales compared to the collapse of the NASDAQ Composite Index, which is currently off more than 70% from its high. Why have the markets faltered so badly and what is in store? Here is a timeline of some of the major events affecting the market since early 2000:

o The major equity indices peak in March 2000 and proceed to deteriorate for the remainder of the year.

o The economy enters a recession in early 2001 -- with the telecommunications and information technology (IT) marketplaces hit particularly hard.

o In September 2001, Terrorism strikes on U.S. soil for the first time in its history, forcing the U.S. to confront the issues plaguing the Middle East head on.

It is no wonder the equity markets have suffered material losses. There has been a great deal of negative news to absorb, some of it--like Terrorism -- with permanent lifestyle altering ramifications. However, just as the pendulum had swung too far to the upside in early 2000, we believe it is swinging too far to the downside now. It is our opinion that exuberant expectations have given way to irrational fear.

Beneath the surface of negative sentiment, there are signs that the economy is improving. The Federal Reserve concluded its most recent Open Market Committee policy meeting at the end of June by leaving interest rates unchanged at 40 year lows. The committee stated that "economic activity was continuing to increase" and that "current inflation pressures were subdued and were expected to remain so for a considerable period." Indeed, the Commerce Department recently revised its estimate of GDP growth in the first quarter from 5.6% to 6.1%, marking the fastest growth in the U.S. economy in more than two years. These governmental statistics on growth appear to be corroborated by news from large companies like General Electric where orders are rising "for the first time in several quarters" at divisions such as plastics and NBC advertising.

We believe that the companies in the Fund today are well positioned to benefit from any sustained upturn in economic activity. Please be aware that unlike many other mutual funds, The Nevis Fund owns only a limited number of companies. On May 31, 2002, your Fund owned just 19 companies, with the top 10 stocks representing over 2/3 of the total Fund. This level of concentration means that your Fund will likely be more volatile than the major market indices. Moreover, in the short-term, especially during periods of market uncertainty, our holdings tend to fall more than the indices due in part to inefficiencies related to lower liquidity.

Thank you for your support.

/S/ SIGNATURE                            /S/ SIGNATURE

David R. Wilmerding, III                 Jon C. Baker
Co-manager                               Co-manager

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

Fiscal year 2002

The Nevis Fund started the fiscal year 2002 with 20 equity holdings and ended with 19. We sold the following seven holdings in their entirety: Aether Systems, BEA Systems, Conductus, Corvis, Hyperion Solutions, MicroStrategy and Saba Software. Additionally, we sold partial amounts from the positions in companies that we held in the fund last year and continue to hold in the fund, including:
Armor Holdings, CSG Systems, Clear Channel Communications, Connetics, Gene Logic, Rational Software and Wind River.

During the course of the fiscal year we made net purchases of six new holdings, including Crown Cork & Seal, HealthSouth Corporation, Parametric Technology, Providian Financial Corp, TMP Worldwide and Web MD.

Additionally, we purchased and sold one initial public offering (IPO) during the fiscal year--Lin TV. The net profit from Lin TV was immaterial to the fund's performance.

At May 31, 2001, the Fund's largest and third largest holdings respectively were American Tower and SBA Communications. The stock prices of each of these companies have declined significantly over the past year. We added to each of these holdings during the fiscal year.

A number of factors contributed to the Fund's poor relative fiscal 2002 performance. The Fund has had significant exposure to technology-oriented industries -- specifically enterprise software, wireless infrastructure, and semiconductors. These three industry classifications performed poorly within the framework of the broader market during fiscal 2002, and the Nevis Fund's holdings within these industries were no exception. Additionally, we believe the Fund's non-diversified strategy has hindered its recent performance. The Fund's concentrated positions often translate into higher industry weightings than indices typically have, thereby resulting in returns that deviate from the indices. Recently, many of the industries to which the Nevis Fund has been exposed have under performed the broad indices, and because the Nevis Fund's weighted exposure to these industries has been higher than the indices, the poor performance from these holdings has been amplified.

As of May 31, 2002, the Fund had $86,542,000 in unrealized losses and $36,877,000 in accumulated tax loss carry forwards.

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                  THE NEVIS FUND, VERSUS THE RUSSELL 2000 INDEX

------------------------------------------------
               Total Return 1
------------------------------------------------
          Annualized   Annualized    Cumulative
One Year    3 Year    Inception 2  Inception 2
 Return     Return      to Date        to Date
------------------------------------------------
 -45.22%   -16.33%        2.78%         11.36%
------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           The Nevis Fund   Russell 2000 Index
6/30/98       $10,000           $10,000
May 99        $19,010           $ 9,712
May 00        $33,821           $10,674
May 01        $20,327           $11,282
May 02        $11,224           $11,135

1 These figures represent past performance as of May 31, 2002. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. There are specific risks, including increased volatility and above average price fluctuations, inherent in investing in technology, science and small capitalized companies. During certain prior fiscal periods, the Fund benefitted substantially from first-day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.

2    The Nevis Fund commenced operations on June 29, 1998.

SCHEDULE OF INVESTMENTS                                     THE NEVIS FUND, INC.
May 31, 2002

                                                                          Market
                                                                           Value
                                                              Shares       (000)
                                                             -------     -------
COMMON STOCK 95.1%
AEROSPACE & DEFENSE 10.8%
   Armor Holdings*                                           150,700     $ 3,948
--------------------------------------------------------------------------------
BIOLOGICAL PRODUCTS 16.7%
   Connetics*                                                346,050       4,488
   Gene Logic*                                               125,000       1,615
--------------------------------------------------------------------------------
                                                                           6,103
--------------------------------------------------------------------------------
COMMUNICATION SERVICES 7.2%
   American Tower, Cl A*                                     550,819       2,093
   SBA Communications*                                       377,000         554
--------------------------------------------------------------------------------
                                                                           2,647
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING 3.2%
   Crown Cork & Seal*                                        139,847       1,161
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS 3.2%
   Vicor*                                                    117,975       1,186
--------------------------------------------------------------------------------
FINANCIAL SERVICES 6.5%
   Providian Financial                                       291,072       2,372
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES 4.7%
   Healthsouth*                                              122,611       1,735
--------------------------------------------------------------------------------
SEMI-CONDUCTORS & RELATED DEVICES 1.6%
   Vitesse Semiconductor*                                    117,400         590
--------------------------------------------------------------------------------
SERVICES-BUSINESS SERVICES 13.5%
   Ebenx*                                                    556,800       2,216
   TMP Worldwide*                                             60,938       1,646
   Wind River Systems*                                       163,248       1,097
--------------------------------------------------------------------------------
                                                                           4,959
--------------------------------------------------------------------------------
SERVICES-COMPUTER INTEGRATED SYSTEMS DESIGN 3.0%
   Parametric Technology*                                    320,368       1,115
--------------------------------------------------------------------------------
SERVICES-COMPUTER PROCESSING & DATA PREPARATION 9.0%
   CSG Systems International*                                 57,800       1,534
   WebMD*                                                    267,996       1,747
--------------------------------------------------------------------------------
                                                                           3,281
--------------------------------------------------------------------------------
SERVICES-COMPUTER PROGRAMMING SERVICES 2.1%
   Primus Knowledge Solutions*                               704,000         789
--------------------------------------------------------------------------------
SERVICES-PREPACKAGED SOFTWARE 8.7%
   Rational Software*                                        279,000       3,175
--------------------------------------------------------------------------------
TELEVISION BROADCASTING STATIONS 4.9%
   Clear Channel Communications*                              33,400       1,778
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (Cost $121,374)                                                       $34,839
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                     THE NEVIS FUND, INC.
May 31, 2002 (concluded)


                                                                          Market
                                                           Face            Value
                                                        Amount (000)       (000)
                                                        ------------     -------
REPURCHASE AGREEMENT 1.2%
   J.P. Morgan Chase 1.55%, dated 5/31/02, matures
     6/03/02, repurchase price $439,272
     (collateralized by U.S. Treasury Bond,
     total market value $448,003)(A)                       $ 439         $   439
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $439)                                                               439
--------------------------------------------------------------------------------
TOTAL INVESTMENTS 96.3%
   (Cost $121,813)                                                       $35,278
--------------------------------------------------------------------------------

PERCENTAGES ARE BASED OFF OF NET ASSETS OF $36,632.
* NON-INCOME PRODUCING SECURITY
(A) TRI-PARTY REPURCHASE AGREEMENT
CL -- CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)                   THE NEVIS FUND, INC.
As of May 31, 2002

--------------------------------------------------------------------------------

ASSETS:
   Investment securities
     (Cost $121,813)                                                   $ 35,278
   Investment securities sold                                             1,887
   Prepaid expenses                                                          27
--------------------------------------------------------------------------------
   Total Assets                                                          37,192
--------------------------------------------------------------------------------
LIABILITIES:
   Investment securities purchased                                          395
   Capital shares redeemed                                                   42
   Accrued expenses payable                                                 123
--------------------------------------------------------------------------------
   Total Liabilities                                                        560
--------------------------------------------------------------------------------
   Net Assets                                                          $ 36,632
--------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares (unlimited authorization-- no par value) based
     on 3,590,111 outstanding shares of beneficial interest            $171,761
   Accumulated net realized loss on investments                         (48,594)
   Net unrealized depreciation on investments                           (86,535)
--------------------------------------------------------------------------------
   Total Net Assets                                                    $ 36,632
--------------------------------------------------------------------------------
   Net Asset Value, Offering and Redemption Price Per Share            $  10.20
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS (000)                               THE NEVIS FUND, INC.
For the year ended May 31, 2002


--------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest Income                                                    $     94
--------------------------------------------------------------------------------
Total Investment Income                                                      94
--------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (See Note 4)                                   846
--------------------------------------------------------------------------------
Total Expenses                                                              846
--------------------------------------------------------------------------------
Net Investment Loss                                                        (752)
--------------------------------------------------------------------------------
Net Realized Loss on Investments                                        (28,756)
Net Change in Unrealized Depreciation on Investments                     (4,788)
--------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Investments                         (33,544)
--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                   $(34,296)
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                    THE NEVIS FUND, INC.
For the years ended May 31,


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          2002                         2001
                                                                                       ---------                   ----------
INVESTMENT ACTIVITIES:
    Net Investment Loss                                                                $   (752)                   $  (2,325)
    Net Realized Loss on Investments                                                    (28,756)                      (9,679)
    Net Change in Unrealized Depreciation on Investments                                 (4,788)                     (41,986)
-----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting From Operations                                (34,296)                     (53,990)
-----------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Proceeds from Shares Issued                                                          12,107                       22,612
    Cost of Shares Repurchased                                                          (21,190)                     (86,108)
-----------------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets from Capital Share Transactions                               (9,083)                     (63,496)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                                            (43,379)                    (117,486)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period                                                                  80,011                      197,497
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    End of Period                                                                      $ 36,632                    $  80,011
=============================================================================================================================
CAPITAL SHARE TRANSACTIONS:
    Shares Issued                                                                           884                          766
    Shares Redeemed                                                                      (1,592)                      (2,842)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN SHARES FROM CAPITAL SHARE TRANSACTIONS                                     (708)                      (2,076)
=============================================================================================================================


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                        THE NEVIS FUND, INC.
For a Share Outstanding Throughout Each Period
For the Periods Ended May 31,


                                   Realized                                                                     Ratio
              Net                     and                      Net                      Net                    of Net
             Asset                Unrealized   Distributions  Asset                   Assets       Ratio     Investment
             Value        Net   Gains (Losses)    From        Value                     End     of Expenses     Loss      Portfolio
           Beginning  Investment      on         Capital       End         Total     of Period  to Average   to Average   Turnover
           of Period     Loss     Securities      Gains     of Period     Return       (000)    Net Assets   Net Assets     Rate
===================================================================================================================================
2002         $18.62     $(0.32)    $ (8.10)     $   --        $10.20      (45.22)%   $ 36,632       1.50%      (1.33)%      26.20%
2001          30.98      (0.31)     (12.05)         --         18.62      (39.90)      80,011       1.50       (1.45)       21.86
2000          19.01      (0.19)      14.81(2)    (2.65)        30.98       77.91**    197,497       1.50       (1.24)       56.50
1999(1)       10.00      (0.01)       9.02          --         19.01       90.10**+     9,975       1.50*      (1.03)*     251.60
-----------------------------------------------------------------------------------------------------------------------------------

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*   ANNUALIZED.
**  THE FUND BENEFITED SUBSTANTIALLY FROM FIRST-DAY REALIZED AND UNREALIZED GAINS FROM INITIAL PUBLIC OFFERINGS DURING THESE
    PERIODS. THESE GAINS WERE PARTICULARLY NOTEWORTHY GIVEN THE FUND'S RELATIVELY SMALL ASSET BASE DURING PORTIONS OF THESE PERIODS.
    IT IS UNLIKELY THAT THE FUND WILL BENEFIT TO THE SAME EXTENT FROM THESE TYPES OF GAINS IN THE FUTURE, ESPECIALLY IF FUND ASSETS
    REMAIN AT CURRENT LEVELS OR IF THEY INCREASE.
+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE NEVIS FUND, INC. COMMENCED OPERATIONS ON JUNE 29, 1998.
(2) THE AMOUNT SHOWN FOR THE YEAR ENDED MAY 31, 2000 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE
    AGGREGATE NET GAINS ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO
    FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                               THE NEVIS FUND, INC.
May 31, 2002


1. ORGANIZATION:

THE NEVIS FUND, INC. (the "Fund") was incorporated in Maryland on February 20, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's prospectus provides a description of the Fund's investment goals and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME-- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ORGANIZATIONAL COSTS:

Organizational costs of $28,806 have been capitalized by the Fund and are being amortized over sixty months commencing on the date of inception of the Fund. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. The balance of the unamortized organizational costs at May 31, 2002 is $3,503, and will be fully amortized on June 29, 2003.

4. INVESTMENT MANAGEMENT ARRANGEMENTS:

The Fund and Nevis Capital Management LLC (the "Adviser") are parties to an Investment Management Agreement under which the Adviser receives an annual fee equal to 1.50% of the average daily net assets of the Fund. Pursuant to its Investment Management Agreement with the Fund, the Adviser has agreed to bear all ordinary expenses incurred by the Fund in the conduct of its operations. The Fund will bear any extraordinary expenses incurred in the course of its business.

5. ADMINISTRATION, TRANSFER AGENCY AND SERVICES, CUSTODIAN AND DISTRIBUTION
   AGREEMENTS:

As discussed above, the Adviser has agreed to bear all ordinary expenses incurred in the conduct of the Fund's operations. This includes the following contractual relationships:

The Fund and SEI Investments Mutual Funds Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee, computed daily and paid monthly, at the annual rate of 0.12% of the first $100 million of the average daily net assets of the Fund, 0.10% of the next $100 million of such assets, and 0.08% of such assets in excess of $200 million subject to a minimum annual fee of $90,000.

Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                   THE NEVIS FUND, INC.
May 31, 2002


for the Fund under a Transfer Agency and Services Agreement with the Fund.

The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement.

First Union National Bank serves as custodian (the "Custodian") for the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended May 31, 2002 were as follows (000):

Purchases
  U.S. Gov't ............................     $    --
  Other .................................      13,847
Sales
  U.S. Gov't ............................     $    --
  Other .................................      19,621

At May 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at May 31, 2002, is as follows (000):


Federal Tax Cost........................     $121,820
Aggregate gross unrealized
  appreciation .........................        4,728
Aggregate gross unrealized
  depreciation .........................      (91,270)
                                             --------
Net unrealized depreciation ............     $(86,542)
                                             ========

7. FEDERAL TAX INFORMATION

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of May 31, 2002, primarily attributable to certain net operating losses, which for tax purposes were reclassified to paid-in-capital or were used to offset net short-term capital gains as follows:

                INCREASE
              UNDISTRIBUTED        DECREASE
             NET INVESTMENT         PAID IN
                 INCOME             CAPITAL
             --------------        --------
                  $757              $(757)

As of May 31, 2002, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforwards:
  Expiring in 2009......................          $ (15,922)
  Expiring in 2010......................            (20,955)
Post-October losses.....................            (11,710)
Net unrealized depreciation.............            (86,542)
                                                  ----------
  Total accumulated losses..............          $(135,129)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

8. CHANGE IN INDEPENDENT AUDITOR (UNAUDITED):

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Nevis Fund. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended May 31, 2001 and May 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
  The Nevis Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of The Nevis Fund, Inc., including the schedule of investments, as of May 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2001 and the financial highlights for each of the years or period ended May 31, 2001, were audited by other auditors whose report dated July 12, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nevis Fund, Inc. as of May 31, 2002, the results of its operations, the change in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



Philadelphia, Pennsylvania

July 18, 2002

DIRECTORS OF THE NEVIS FUND (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                             NUMBER OF
                                         OFFICE                                             PORTFOLIOS
                                           AND             PRINCIPAL                          IN FUND
                      POSITION(S)       LENGTH OF        OCCUPATION(S)                        COMPLEX    OTHER DIRECTORSHIPS
      NAME,            HELD WITH           TIME            DURING PAST                         OVERSEEN        HELD BY
ADDRESS AND AGE       REGISTRANT         SERVED           FIVE YEARS                         BY DIRECTOR      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
---------------------
David R., Wilmerding,  President and   Director     Managing Member, Nevis                        1             N/A
III                    Director        since 1998   Capital Management LLC,
1119 St. Paul St.
Baltimore, MD 21202
------------------------------------------------------------------------------------------------------------------------------

Jon C. Baker           Senior Vice     Director     Managing Member, Nevis                        1             N/A
1119 St. Paul St.      President and   since 1998   Capital Management LLC.
Baltimore, MD 21202    Director
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------
Joseph R. Hardiman     Director        Director     Retired; President and Chief                  1      Director, Corvis
1119 St. Paul St.                      since 1998   Executive Officer and a member                       Corporation
Baltimore, MD 21202                                 of the Board of Directors and the                    (optical networks),
                                                    Executive Committees of the National                 SoundView
                                                    Association of Securities Dealers, Inc.              Technology Group,
                                                    and its wholly owned subsidiary, The                 Inc. (investment
                                                    Nasdaq Stock Market, Inc. from                       banking), Deutsche
                                                    September 1987 to January 1997.                      Asset Management
                                                    Director, Corvis Corporation (optical                Funds and ISI
                                                    networks), SoundView Technology                      Family of Funds.
                                                    Group, Inc. (investment banking),
                                                    Deutsche Asset Management Funds and
                                                    ISI Family of Funds.
------------------------------------------------------------------------------------------------------------------------------
Bailey Morris-Eck      Director        Director     Senior Associate of the Reuters               1      Director of
Good Fellowship Farm                   since 1999   Foundation and Director of Reuters/                  Reuters/Carnegie
3023 Black Rock Road                                Carnegie Public Policy Series. Served as             Public Policy
Butler, MD 21023-1039                               Vice President of the Bookings Institution           Series, Investment
                                                    from April 1997 through April 1999. Served           Company of
                                                    as a Senior Advisor to the U.S. President            America, AMF,
                                                    on Economic Policy and Summit Coordina-              AMCAPFund, Inc.
                                                    tion from 1994-1997. Director, Investment            and American Funds
                                                    Company of America, AMF, AMCAP Fund,                 Group.
                                                    Inc. and American Funds Group.
------------------------------------------------------------------------------------------------------------------------------

Charles E. Noell       Director        Director     General Partner of JMIEquity Fund, L.P.       1       Director,
Peregrine                              since 1998   Director, Peregrine Systems, Neon                     Systems, Neon
1119 St. Paul St.                                   Systems and Transaction Systems                       Systems and Trans-
Baltimore, MD 21202                                 Architects, Inc. (software companies)                 acton Systems
                                                                                                          Architects, Inc.
                                                                                                          (software companies)
------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Timothy D. Barto       Vice President  Since        Employed by SEI Investments since           N/A             N/A
One Freedom Valley     and Assistant   1/25/00      October 1999. Vice President and
Drive                  Secretary                    Assistant Secretary of SEI Investment
Oaks, PA 19456                                      Management Corporation and SEI
                                                    Investments Distribution Co. since
                                                    December 1999. Associate, Dechert
                                                    Price & Rhoades (law firm), 1997-1999.
                                                    Associate, Richter, Miller & Finn,
                                                    1993-1999.
------------------------------------------------------------------------------------------------------------------------------

Todd B. Cipperman      Vice President  Since        Senior Vice President and General           N/A             N/A
One Freedom Valley     and Assistant   1/25/00      Counsel of SEI Investments. Senior
Drive                  Secretary                    Vice President, General Counsel, and
Oaks, PA 19456                                      Secretary of SEI Investment Manage-
                                                    ment Corporation and SEI Investments
                                                    Distribution Co. since 2000. Vice President
                                                    and Assistant Secretary of SEI Investments,
                                                    the Adviser, the Administrator and the
                                                    Distributor, 1995-2000. Associate,
                                                    Dewey Ballantine (law firm), 1994-1995.


------------------------------------------------------------------------------------------------------------------------------
                                           TERM OF                                         NUMBER OF
                                           OFFICE                                         PORTFOLIOS
                                             AND             PRINCIPAL                      IN FUND
                         POSITION(S)       LENGTH OF        OCCUPATION(S)                   COMPLEX     OTHER DIRECTORSHIPS
     NAME,               HELD WITH          TIME            DURING PAST                     OVERSEEN           HELD BY
ADDRESS AND AGE          REGISTRANT         SERVED           FIVE YEARS                    BY DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
---------------------

Lydia A. Gavalis         Vice President  Since 1998  Vice President and Assistant Secretary     N/A             N/A
One Freedom Valley       and Assistant               of SEI Investments, SEI Investments
Drive                    Secretary                   Management Corporation and SEI
Oaks, PA 19456                                       Investments Distribution Co. since 1998.
                                                     Assistant General Counsel and Director
                                                     of Arbitration, Philadelphia Stock
                                                     Exchange, 1989-1998.
------------------------------------------------------------------------------------------------------------------------------

John C. Munch            Vice President  Since       Vice President and Assistant Secretary     N/A             N/A
One Freedom Valley       and Assistant   11/28/01    of SEI Investments Management
Drive                    Secretary                   Corporation and SEI Investments
Oaks, PA 19456                                       Distribution Co. since November 2001.
                                                     Associate, Howard, Rice, Nemorvoski,
                                                     Canady, Falk & Rabkin (law firm),
                                                     1998-2001. Associate, Seward & Kissel
                                                     LLP (law firm), 1996-1998
------------------------------------------------------------------------------------------------------------------------------

Christine M.             Vice President  Since       Employed by SEI Investments since          N/A             N/A
McCullough               and Assistant   1/25/00     November 1999. Vice President and
One Freedom Valley       Secretary                   Assistant Secretary of SEI Investments
Drive                                                Management Corporation and SEI
Oaks, PA 19456                                       Investments Distribution Co. since
                                                     December 1999.  Associate, White &
                                                     Williams LLP, 1991-1999.  Associate,
                                                     Montgomery, McCraken, Walker &
                                                     Rhoads, 1990-1991.
------------------------------------------------------------------------------------------------------------------------------

William E. Zitelli, Jr.  Vice President  Since       Vice President and Assistant Secretary of   N/A            N/A
One Freedom Valley       and Assistant   11/29/00    SEI Investments Management Corpora-
Drive                    Secretary                   tion and SEI Investments Distribution Co.
Oaks, PA 19456                                       since August 2000.  Vice President,
                                                     Merrill Lynch & Co. Asset Management
                                                     Group, 1998-2000.  Associate, Pepper
                                                     Hamilton LLP, 1997-1998.  Associate,
                                                     Reboul, MacMurray, Hewitt, Maynard
                                                     & Kristol, 1994-1997.
------------------------------------------------------------------------------------------------------------------------------

Sherry K. Vetterlein     Vice President  Since 2001  Vice President and Assistant Secretary      N/A            N/A
One Freedom Valley       and Assistant               of SEI Investments Mutual Funds
Drive                    Secretary                   Services since January 2001. Shareholder/
Oaks, PA 19456                                       Partner, Buchnan Ingersol Professional
                                                     Corporation, 1992-2000.
------------------------------------------------------------------------------------------------------------------------------

Peter Golden             Controller,     Since       Accounting Director of SEI Investments      N/A            N/A
530 East Swedesford      CFO and         11/28/01    Distribution Co. since June 2001. Vice
Rd.,                     Treasurer                   President of Funds Administration,
Wayne, PA 19087                                      J.P. Morgan Chase & Co., 2000-2001.
                                                     Vice President of Pension and Mutual
                                                     Fund Accounting, Chase Manhattan Bank,
                                                     1997-2000. Administrative Officer of
                                                     Mutual Fund Servicing for Brown Brothers
                                                     Harriman & Co., prior to 1997.
------------------------------------------------------------------------------------------------------------------------------
*Director who is deemed to be an "interested person" of the Nevis Fund as defined in the 1940 Act is referred to as an "Interested
Director".  Mr. Wilmerding, Iii and Mr. Baker are considered to be 'interested persons' of the Nevis Fund as they are Managing
Members of Nevis Capital Management LLC, the Nevis Fund's Adviser.




                               INVESTMENT ADVISER
                          Nevis Capital Management LLC
                              1119 St. Paul Street
                               Baltimore, MD 21202


                                ADMINISTRATOR
                      SEI Investments Mutual Funds Services
                            One Freedom Valley Drive
                                Oaks, PA 19456


                                    DIRECTORS
                                 Joseph Hardiman
                                Bailey Morris-Eck
                                  Charles Noell
                                    Jon Baker
                              David Wilmerding, III


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456


                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103


                         INDEPENDENT PUBLIC ACCOUNTANTS
                                    KPMG LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499


NEV-AR-002-0100